EXHIBIT 99.1

Onto Innovation Reports

2024 Second Quarter Results

Strong demand for AI packaging and orders for emerging gate-all-around nodes drive revenue above high end of guidance

Wilmington, Mass., August 8, 2024 – Onto Innovation Inc. (NYSE: ONTO) (“Onto Innovation,” “Onto,” or the “Company”) today announced financial results for the second fiscal quarter of 2024.

Second Quarter Financial Highlights

•
Revenue of $242 million, exceeding the high end of guidance, driven by additional pilot line expansions for high-performance computing using gate-all-around transistor architecture and high bandwidth memory (HBM) supporting AI market growth.
•
GAAP gross margin and non-GAAP gross margin of 53%.
•
GAAP operating income of $49 million and GAAP net income of $53 million.
•
Non-GAAP operating income of $65 million and non-GAAP net income of $65 million.
•
GAAP diluted earnings per share of $1.07 and non-GAAP diluted earnings per share of $1.32 were both above guidance ranges.
•
Record cash from operations of $65 million, or 27% of revenue.

Second Quarter Business Highlights

•
Revenue from specialty and advanced packaging customers set another quarterly record of $164 million aided by AI packaging customers.
•
Closed over $300 million of volume purchase agreements issued by two customers for their AI advanced packaging and gate-all-around investments through 2025.
•
Revenue from advanced nodes increased at multiple customers led by the Atlas® and Iris™ systems for emerging gate-all-around devices.
•
Delivered industry-first JetStep® X500 lithography tool specifically designed for next-generation glass substrates for panel level packaging.

Michael Plisinski, chief executive officer of Onto Innovation, commented, “The Onto Innovation team is working closely with technology leaders in advanced packaging and advanced nodes to drive yield improvements and enable smoother ramp times. As a result, we are seeing greater adoption of our metrology in packaging and new applications for the Dragonfly® platform leading to stronger sales. As we look forward, we expect continued strength in advanced packaging and the adoption of gate-all-around transistor architecture at several customers to lead our revenue growth in 2025.”

EXHIBIT 99.1

Onto Innovation Inc.
Key Quarterly Financial Data

(In thousands, except per share amounts)

US GAAP
	June 29, 2024	March 30, 2024	July 1, 2023
Revenue	$242,327	$228,846	$190,662
Gross profit margin	53%	52%	53%
Operating income	$48,833	$42,738	$24,807
Net income	$52,949	$46,853	$25,896
Net income per diluted share	$1.07	$0.94	$0.53

NON-GAAP
	June 29, 2024	March 30, 2024	July 1, 2023
Revenue	$242,327	$228,846	$190,662
Gross profit margin	53%	52%	53%
Operating income	$64,530	$57,300	$40,565
Net income	$65,354	$58,452	$38,754
Net income per diluted share	$1.32	$1.18	$0.79

Outlook

For the third fiscal quarter ending September 28, 2024, the Company is providing the following guidance:

•
Revenue is expected to be in the range of $245 to $255 million.
•
GAAP diluted earnings per share is expected to be in the range of $0.98 to $1.08.
•
Non-GAAP diluted earnings per share is expected to be in the range of $1.25 to $1.35.

Webcast & Conference Call Details

Onto Innovation will host a conference call at 4:30 p.m. Eastern Time today, August 8, 2024, to discuss its second quarter 2024 financial results and other matters in greater detail. To participate in the call, please dial (888) 394-8218 or International: +1 (646) 828-8193 and reference conference ID 7606226 at least five (5) minutes prior to the scheduled start time. A live webcast will also be available at www.ontoinnovation.com.

To listen to the live webcast, please go to the website at least fifteen (15) minutes early to register, download and install any necessary audio software. There will be a replay of the conference call available for one year on the Company’s website at www.ontoinnovation.com.

Discussion of Non-GAAP Financial Measures

The Company has provided in this release non-GAAP financial measures, including non-GAAP gross margin as a percentage of revenue, non-GAAP operating income, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP operating margin as a percentage of revenue, which exclude amortization of intangibles, merger and acquisition-related expenses and benefits, litigation expenses [and benefits] and restructuring costs. Non-GAAP gross margin as a percentage of revenue, non-GAAP operating income, non-GAAP net income, non-GAAP diluted earnings per share and non-GAAP

EXHIBIT 99.1

operating margin as a percentage of revenue can also exclude certain other gains and losses that are either isolated or cannot be expected to occur again with any predictability or otherwise are not representative of our ongoing operations, tax provisions/benefits related to the previous items, and significant discrete tax events. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods.

We utilize several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operations of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance. We also believe that disclosing non-GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. More specifically, management adjusts for the excluded items for the following reasons:

Amortization of intangibles: we do not acquire businesses and assets on a predictable cycle. The amount of purchase price allocated to the purchased intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase. We believe that excluding amortization of purchased intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies.

Merger or acquisition related expenses and benefits: we incur expenses or benefits with respect to certain items associated with our mergers and acquisitions, such as transaction and integration costs, change in control payments, adjustments to the fair value of assets, etc. We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our on-going business.

Restructuring expenses: we incur restructuring and impairment charges on individual or groups of employed assets, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on-going business. Although these events are reflected in our GAAP financials, these transactions may limit the comparability of our on-going operations with prior and future periods.

Litigation expenses and benefits: we may incur charges or benefits as well as legal costs in connection with litigation and other contingencies unrelated to our core operations. We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of on-going business and operating results.

Income tax expense: we estimate the tax effect of the items identified to determine a non-GAAP annual effective tax rate applied to the pretax amount to calculate the non-GAAP provision for income taxes. We also adjust for items for which the nature and/or tax jurisdiction requires the application of a specific tax rate or treatment.

From time to time in the future, there may be other items excluded if we believe that doing so is consistent with the goal of providing useful information to investors and management.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP in the United States. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

Forward Looking Statements

EXHIBIT 99.1

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include, but are not limited to, statements regarding Onto Innovation’s business momentum and future growth; technology development, product introduction and acceptance of Onto Innovation’s products and services; Onto Innovation’s manufacturing practices and ability to deliver both products and services consistent with its customers’ demands and expectations and strengthen its market position; Onto Innovation’s expectations regarding the semiconductor market outlook; Onto Innovation’s future quarterly financial outlook; as well as other matters that are not purely historical data. Onto Innovation wishes to take advantage of the “safe harbor” provided for by the Act and cautions that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond Onto Innovation’s control. Such factors include, but are not limited to, the Company’s ability to leverage its resources to improve its position in its core markets; its ability to weather difficult economic environments; its ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending; the Company’s ability to effectively manage its supply chain and adequately source components from suppliers to meet customer demand; the effects of political, economic, legal, and regulatory changes or conflicts on the Company's global operations; its ability to adequately protect its intellectual property rights and maintain data security; the effects of natural disasters or public health emergencies on the global economy and on the Company’s customers, suppliers, employees, and business; its ability to effectively maneuver global trade issues and changes in trade and export regulations and license policies; the Company’s ability to maintain relationships with its customers and manage appropriate levels of inventory to meet customer demands; and the Company’s ability to successfully integrate acquired businesses and technologies. Additional information and considerations regarding the risks faced by Onto Innovation are available in Onto Innovation’s Form 10-K report for the year ended December 30, 2023, and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on Onto Innovation’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance, or achievements. Onto Innovation does not assume any obligation to update the forward-looking information contained in this press release, except as required by law.

About Onto Innovation

Onto Innovation is a leader in process control, combining global scale with an expanded portfolio of leading-edge technologies that include: Un-patterned wafer quality; 3D metrology spanning chip features from nanometer scale transistors to large die interconnects; macro defect inspection of wafers and packages; elemental layer composition; overlay metrology; factory analytics; and lithography for advanced semiconductor packaging. Our breadth of offerings across the entire semiconductor value chain combined with our connected thinking approach results in a unique perspective to help solve our customers’ most difficult yield, device performance, quality, and reliability issues. Onto Innovation strives to optimize customers’ critical path of progress by making them smarter, faster and more efficient. With headquarters and manufacturing in the U.S., Onto Innovation supports customers with a worldwide sales and service organization. Additional information can be found at www.ontoinnovation.com.

Source: Onto Innovation Inc.

ONTO-I

For more information, please contact:

Sidney Ho

+1 408.376.9163

sidney.ho@OntoInnovation.com

(Financial tables follow)

EXHIBIT 99.1

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands) - (Unaudited)

	June 29, 2024	December 30, 2023
ASSETS
Current assets
Cash, cash equivalents and marketable securities	$786,032	$697,811
Accounts receivable, net	237,830	226,556
Inventories	319,712	327,773
Prepaid and other assets	41,638	31,127
Total current assets	1,385,212	1,283,267
Net property, plant and equipment	115,467	103,611
Goodwill and intangibles, net	457,011	483,186
Other assets	47,726	39,648
Total assets	$2,005,416	$1,909,712

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$91,823	$91,931
Other current liabilities	56,597	55,795
Total current liabilities	148,420	147,726
Other non-current liabilities	25,320	25,451
Total liabilities	173,740	173,177
Stockholders’ equity	1,831,676	1,736,535
Total liabilities and stockholders’ equity	$2,005,416	$1,909,712

EXHIBIT 99.1

ONTO INNOVATION INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts) - (Unaudited)

	Three Months Ended		Six Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Revenue	$242,327	$190,662	$471,172	$389,827
Cost of revenue	114,091	90,201	224,651	184,391
Gross profit	128,236	100,461	246,521	205,436
Operating expenses:
Research and development	27,044	27,043	53,599	54,285
Sales and marketing	18,976	16,024	37,295	31,661
General and administrative	20,271	18,762	37,833	37,999
Amortization	13,112	13,825	26,224	27,649
Total operating expenses	79,403	75,654	154,951	151,594
Operating income	48,833	24,807	91,570	53,842
Interest income, net	8,496	4,758	15,857	8,206
Other (expense) income, net	(60)	(1,710)	734	(1,991)
Income before income taxes	57,269	27,855	108,161	60,057
Provision for income taxes	4,320	1,959	8,359	5,093
Net income	$52,949	$25,896	$99,802	$54,964
Earnings per share:
Basic	$1.07	$0.53	$2.02	$1.12
Diluted	$1.07	$0.53	$2.01	$1.12
Weighted average shares outstanding:
Basic	49,342	48,976	49,286	48,865
Diluted	49,674	49,274	49,656	49,175

EXHIBIT 99.1

ONTO INNOVATION INC.

NON-GAAP FINANCIAL SUMMARY

(In thousands, except percentage and per share amounts) - (Unaudited)

	Three Months Ended		Six Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Revenue	$242,327	$190,662	$471,172	$389,827
Gross profit	$128,974	$100,501	$248,082	$207,795
Gross margin as percentage of revenue	53%	53%	53%	53%
Operating expenses	$64,444	$59,936	$126,253	$118,335
Operating income	$64,530	$40,565	$121,829	$89,460
Operating margin as a percentage of revenue	27%	21%	26%	23%
Net income	$65,354	$38,754	$123,806	$83,801
Net income per diluted share	$1.32	$0.79	$2.49	$1.70

RECONCILIATION OF GAAP GROSS PROFIT,

OPERATING EXPENSES AND OPERATING INCOME TO NON-GAAP

GROSS PROFIT, OPERATING EXPENSES AND OPERATING INCOME

(In thousands, except percentages) - (Unaudited)

	Three Months Ended		Six Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
U.S. GAAP gross profit	$128,236	$100,461	$246,521	$205,436
Pre-tax non-GAAP items:
Merger and acquisition related expenses	35	40	70	80
Restructuring expenses	703	—	1,491	2,279
Non-GAAP gross profit	$128,974	$100,501	$248,082	$207,795
U.S. GAAP gross margin as a percentage of revenue	53%	53%	52%	53%
Non-GAAP gross margin as a percentage of revenue	53%	53%	53%	53%
U.S. GAAP operating expenses	$79,403	$75,654	$154,951	$151,594
Pre-tax non-GAAP items:
Merger and acquisition related expenses	1,229	393	1,568	1,401
Restructuring expenses	621	1,192	879	3,226
Litigation expenses	(3)	308	27	983
Amortization of intangibles	13,112	13,825	26,224	27,649
Non-GAAP operating expenses	64,444	59,936	126,253	118,335
Non-GAAP operating income	$64,530	$40,565	$121,829	$89,460
GAAP operating margin as a percentage of revenue	20%	13%	19%	14%
Non-GAAP operating margin as a percentage of revenue	27%	21%	26%	23%

EXHIBIT 99.1

ONTO INNOVATION INC.

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(In thousands, except share and per share data) - (Unaudited)

	Three Months Ended		Six Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
U.S. GAAP net income	$52,949	$25,896	$99,802	$54,964
Pre-tax non-GAAP items:
Merger and acquisition related expenses	1,264	434	1,638	1,482
Restructuring expenses	1,324	1,192	2,370	5,505
Litigation expenses	(3)	308	27	983
Amortization of intangibles	13,112	13,825	26,224	27,649
Net tax provision adjustments	(3,292)	(2,901)	(6,255)	(6,782)
Non-GAAP net income	$65,354	$38,754	$123,806	$83,801
Non-GAAP net income per diluted share	$1.32	$0.79	$2.49	$1.70

ONTO INNOVATION INC

SUPPLEMENTAL INFORMATION - RECONCILIATION OF THIRD QUARTER 2024

GAAP TO NON-GAAP GUIDANCE

	Low	High
Estimated GAAP net income per diluted share	$0.98	$1.08
Estimated non-GAAP items:
Amortization of intangibles	0.27	0.27
Restructuring expenses	0.05	0.05
Net tax provision adjustments	(0.05)	(0.05)
Estimated non-GAAP net income per diluted share	$1.25	$1.35

####